Combined Balance Sheets (unaudited) - Distribution Systems - USD ($) $ in Millions	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Assets:
Property, plant and equipment, net	$ 2,530.4	$ 2,571.8	$ 2,683.0
Total Assets	2,530.4	2,571.8	2,683.0
Equity:
Invested equity	2,530.4	2,571.8	2,683.0
Total Equity	$ 2,530.4	$ 2,571.8	$ 2,683.0